UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                      AMENDMENT NO. 1
                        FORM 8-K/A

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 1998

          Commission file number     0-8609

                       Future Petroleum Corporation
     (Exact name of small business issuer as specified in charter)

         Utah                                        87-0239185
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)

2351 West Northwest Highway, Suite 2130
            Dallas, Texas                                        75220
(Address of principal executive offices)                       (Zip Code)

                      (214)350-7602
     (Issuer's telephone number, including area code)

                                Not Applicable
        (Former name, former address, and former fiscal year, if changed since last report)



              ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.



                        INDEPENDENT AUDITOR'S REPORT



Board of Directors
Future Petroleum Corporation
Dallas, Texas


We have audited the accompanying historical summaries of revenues and direct operating expenses of properties acquired in August 1998, for the years ended June 30, 1998 and 1997. The historical summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summaries based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Future Petroleum Corporation) as described in
Note 1 and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the historical summaries referred to above present fairly, in all material respects, the revenues and direct operating expenses of the properties acquired in August 1998, in conformity with generally accepted accounting principles.





/s/ Hein + Associates LLP
HEIN + ASSOCIATES LLP


October 19, 1998
Dallas, Texas

                                    F-1

                            FUTURE PETROLEUM CORPORATION

           HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                    OF PROPERTIES ACQUIRED IN AUGUST 1998

                 FOR THE YEARS ENDED JUNE 30, 1998 AND 1997


                                              1998             1997
                                         --------------    -------------
OIL AND GAS SALES                        $   4,124,470     $   5,314,285

DIRECT OPERATING EXPENSES                    2,412,623         2,863,374
                                         --------------    -------------
NET REVENUE                              $   1,711,847     $   2,450,911
                                         ==============    =============


                                    F-2


                    See Notes to Historical Summaries.

1. BASIS OF PREPARATION

The accompanying historical summaries of revenues and direct operating expenses relate to the operations of the oil and gas properties ("Properties") acquired by Future Petroleum Corporation (the "Company") in August 1998 from Bargo Energy Resources, Ltd. The Properties were acquired for $5,800,000 plus the issuance of 4,700,000 shares of common stock. In addition, certain existing debt was restructured in exchange for the issuance of an additional 2,800,000 shares of common stock in connection with the transaction.

Revenues are recorded when the Properties' share of oil or natural gas and natural gas liquids are sold. Direct operating expenses are recorded when the related liability is incurred. Direct operating expenses include lease operating expenses, ad valorem taxes and production taxes. Depreciation and amortization of oil and gas properties, general and administrative expenses and income taxes have been excluded from operating expenses in the accompanying historical summaries because the amounts would not be comparable to those resulting from proposed future operations.

The historical summaries presented herein were prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K/A as promulgated by Regulation S-B Item 3-10 of the Securities Exchange Act of 1934.

2. MAJOR PURCHASER

Oil Sales for the Properties, which comprised approximately 27% and 36%, respectively of total sales from the Properties for the years ended June 30, 1998 and 1997, were made predominantly to one purchaser.

3. SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES (UNAUDITED)

Proved oil and gas reserves consist of those estimated quantities of crude oil, natural gas, and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

The following estimates of proved reserves have been made by independent engineers. The estimated net interest in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

The changes in proved reserves of the properties acquired in August 1998 for the years ended June 30, 1998 and 1997 are set forth below. All of the reserves are classified as proved developed.

                                  F-3

                        FUTURE PETROLEUM CORPORATION

          NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING
                                EXPENSES
                   OF PROPERTIES ACQUIRED IN AUGUST 1998

                                            Oil and          Natural Gas
                                            Natural Gas     (Thousand
                                            Liquids          Cubic
                                           (Barrels)         Feet)
                                        ---------------    -------------
Reserves at July 1, 1996                    1,090,981        11,522,336
Production                                   (111,957)       (1,691,598)
                                        ---------------    -------------
Reserves at June 30, 1997                     979,024         9,830,738
Production                                    (92,824)       (1,301,838)
                                        ---------------    -------------
Reserves at June 30, 1998                     886,200         8,528,900
                                        ===============    =============

The standardized measure of discounted estimated future net cash flows related to proved oil and gas reserves at June 30, 1998 and 1997 is as follows:

                                                        June 30,
                                              1998               1997
                                         ---------------    --------------
Future cash inflows                       $  33,509,100      $ 44,253,783
Future production costs                     (22,190,500)      (26,027,976)
                                         ---------------    --------------
Future net cash flows, before income taxes   11,318,600        18,225,807
Future income taxes                          (1,861,000)       (3,999,000)
                                         ---------------    --------------
Future net cash flows                         9,457,600        14,226,807
10% annual discount                          (4,411,025)       (6,629,692)
                                         ---------------    --------------
Standardized measure of discounted future
   net cash flows                        $    5,046,575     $   7,597,115
                                         ===============    ==============

The primary changes in the standardized measure of discounted estimated future net cash flows for the years ended June 30, 1998 and 1997, were as follows:

                                                Year Ended June 30,
                                             1998               1997
                                         --------------    ---------------
Beginning of year                         $  7,597,115      $  5,221,400

Sales of oil and gas produced, net of
   production costs                         (1,711,847)       (2,450,911)
Effect of change in prices                  (3,033,419)        5,811,697
Change in income taxes                       1,142,000        (1,996,000)
Accretion of discount                          759,711           522,140
Other                                          293,015           488,789
                                         --------------    ---------------
End of year                              $   5,046,575      $  7,597,115
                                         ==============    ===============

                                    F-4

                        FUTURE PETROLEUM CORPORATION

          NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING
                                EXPENSES
                   OF PROPERTIES ACQUIRED IN AUGUST 1998


Estimated future cash inflows are computed by applying year-end prices of oil and gas to year-end quantities of proved reserves. Estimated future production costs are determined by estimating the expenditures to be incurred in producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. Estimated future income tax expense is calculated by applying year-end statutory tax rates to estimated future pre-tax net cash flows related to proved oil and gas reserves, less the tax basis of the properties involved.

The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.




                           FUTURE PETROLEUM CORPORATION

                     UNAUDITED PRO FORMA FINANCIAL INFORMATION


In August 1998, Future Petroleum Corporation (the Company) acquired interests in certain producing properties in California in exchange for $5,800,000 and 4,700,000 shares of the Company's common stock. No additional value was assigned to the common stock because the estimated market value of the properties acquired approximates the cash consideration and closing costs paid. The cash portion of the purchase price was financed with a senior note payable. In addition, $1,760,000 of the Company's existing notes payable were repaid and the remaining balance restructured in connection with the transaction. In consideration of the restructuring, the existing note holders were issued 1,800,000 shares of the Company's common stock. The following unaudited pro forma financial statements have been prepared to demonstrate the effect on the Company's financial position and results of operations as if the properties had been acquired on June 30, 1998 (with respect to the pro forma balance sheet) and at the beginning of the periods (with respect to the pro forma statements of operations). The pro forma financial statements should be read in conjunction with the historical summaries of revenues and direct operating expenses of the properties included herein and with the financial statements of the Company as filed in their Forms 10-KSB and 10-QSB. The pro forma financial statements should not be construed as a reflection of the financial position or results of operations that actually would have occurred if the acquisition would have occurred on the above dates.


                                   F-5

                        FUTURE PETROLEUM CORPORATION

               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             JUNE 30, 1998

                                 ASSETS
                                 ------

                                     Historical    Pro Forma
                                     Amount        Adjustments     Pro Forma
                                     ----------    -----------    ------------
CURRENT ASSETS:
Cash and cash equivalents            $   55,974     $   -          $    55,974
Trade accounts receivable               182,515         -              182,515
Current portion of notes receivable      93,177         -               93,177
                                     ----------    ----------     ------------
Total current assets                    331,666         -              331,666


PROPERTY AND EQUIPMENT:
Oil and gas properties - proved      13,479,058    6,000,000 (1)    19,479,058
Other                                    49,659         -               49,659
Less accumulated depletion and
   depreciation                        (795,594)        -             (795,594)
                                     ----------    ----------     -------------
Net property and equipment           12,733,123    6,000,000        18,733,123


OTHER ASSETS                            173,338         -              173,338
                                     ----------    ----------     -------------
Total assets                        $13,238,127   $6,000,000       $19,238,127


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Current portion of long-term debt   $    26,486   $     -         $     26,486
Accounts payable and accrued expenses   240,917         -              240,917
Oil and gas revenues payable             21,379         -               21,379
                                    -----------   -----------     -------------
Total current liabilities               288,782         -              288,782

DEFERRED GAIN ON SALE                    40,336         -               40,336

DEFERRED TAX LIABILITY                1,298,650         -            1,298,650

LONG-TERM DEBT,
   net of current portion             7,256,223    6,000,000 (1)    13,256,223



STOCKHOLDERS' EQUITY
Preferred stock                           -             -                 -
Common stock and additional paid-in
   Capital                            4,661,726         -            4,661,726
Accumulated deficit                    (307,590)        -             (307,590)
                                    -----------    ----------      ------------
Total stockholders' equity            4,354,136         -            4,354,136
                                    -----------    ----------      ------------
Total liabilities and
stockholders' equity                $13,238,127    $6,000,000      $19,238,127

See accompanying notes to pro forma financial statements.

                                    F-6

                       FUTURE PETROLEUM CORPORATION

          UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      SIX MONTHS ENDED JUNE 30, 1998


                        Future        Properties     Pro Forma
                       Petroleum      Acquired       Adjustments   Pro Forma
                      -----------   ------------   --------------  -----------

REVENUES              $1,091,000     $1,796,000     $     -         $2,887,000

COSTS AND EXPENSES:
Production expense       643,000      1,034,000           -          1,677,000
Depletion and
   Depreciation          202,000           -           602,000(3)      804,000
Interest                 282,000           -           297,000(4)      579,000
General and
   administrative        221,000           -            25,000(5)      246,000
                      -----------   -----------    ---------------  -----------
Total costs and
   Expenses            1,348,000      1,034,000        924,000       3,306,000
                      -----------   ------------   ---------------  -----------

OTHER INCOME              13,000           -              -             13,000
                      -----------   ------------   ---------------  -----------

INCOME(LOSS)
   BEFORE TAX           (244,000)       762,000        924,000        (406,000)

DEFERRED TAX BENEFIT        -              -           142,000(6)      142,000
                      -----------    -----------   ---------------  -----------

NET AND COMPREHENSIVE
   INCOME (LOSS)      $ (244,000)    $  762,000     $  782,000      $ (264,000)
                      ===========    ===========   ===============  ===========

BASIC AND DILUTED EARNINGS PER
   SHARE              $   (0.04)                                    $    (0.02)
                      ===========                                   ===========
WEIGHTED AVERAGE SHARES
   OUTSTANDING         6,033,000                                    13,571,000
                      ===========                                   ===========

See accompanying notes to pro forma financial statements.

                                   F-7

                           FUTURE PETROLEUM CORPORATION

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                    FOR THE TWELVE MONTHS ENDED
                 DECEMBER 31, 1997   JUNE 30, 1998                  Pro Forma
                    Future           Properties       Pro Forma     December 31,
                   Petroleum         Acquired         Adjustments      1997
                 -----------------   -------------    -----------    -----------
REVENUE -
Oil and gas
   sales           $    772,000       $4,124,000     $ 1,137,000(2)  $6,033,000


COSTS AND EXPENSES:
Production expense      419,000        2,413,000         523,000(2)   3,355,000
Depletion and
   depreciation         191,000             -          1,241,000(3)   1,432,000
Interest                 69,000             -            530,000(4)     599,000
General and
   administrative       154,000             -             50,000(5)     204,000
                 -----------------    -------------   -------------   ----------
Total costs and
   expenses             833,000         2,413,000      2,344,000      5,590,000


OTHER INCOME             42,000             -               -            42,000

INCOME (LOSS)
   BEFORE TAX           (19,000)        1,711,000     (1,207,000)       485,000

DEFERRED TAX EXPENSE       -                 -          (170,000)(6)   (170,000)

NET AND COMPREHENSIVE
    INCOME (LOSS)   $   (19,000)       $1,711,000     $(1,377,000)   $  315,000
                 ===============      ============   ===============  =========
BASIC AND DILUTED
   EARNINGS PER
   SHARE            $     -                                           $      .03
                 ===============                                     ===========
WEIGHTED AVERAGE
   SHARES
   OUTSTANDING        4,280,000                                       11,818,000
                 ===============                                     ===========

See accompanying notes to pro forma financial statements.

                                    F-8

                       FUTURE PETROLEUM CORPORATION

              NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


(1) Adjustment to reflect the acquisition of the oil and gas properties for cash of approximately $6,000,000 (including approximately $200,000 of directly related costs). The acquisition was financed with long-term debt.

(2) Adjustment to reflect the change in the acquired properties' revenues and direct operating expenses from a June 30, 1998 year end to a December 31, 1997 year end. The adjustment includes adding the results for the properties for the six month period ended June 30, 1997 and deducting the results for the six month period ended June 30, 1998, to the results for the year ended June 30, 1998.

(3) Adjustment to reflect additional depletion and depreciation expense as if the properties had been acquired at the beginning of the respective periods.

(4) Adjustment to reflect additional interest expense at 8.5% as if the properties had been acquired at the beginning of the respective periods. Adjustment also includes the effect of refinancing $1,760,000 of the Company's 10% debt with the 8.5% debt.

(5) Adjustment to reflect estimate of additional administrative costs associated with the acquired properties.

(6)     Adjustment to record income taxes.

                                  F-9




                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               FUTURE PETROLEUM CORPORATION
                         (Registrant)




Dated:  October 30, 1998   By:       /s/ B. Carl Price
                           B. Carl Price, President,
                           Principal Financial and Accounting Officer